4. Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2021
4. Premises and Equipment
Summary of premises and equipment
(Dollars in thousands)
	2021	2020

Land	$3,857	3,970
Buildings and improvements	18,359	18,804
Furniture and equipment	25,420	26,565
Construction in process	-	10

Total premises and equipment	47,636	49,349

Less accumulated depreciation	(31,532)	(30,749)

Total net premises and equipment	$16,104	18,600